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TAXABLE BOND & MONEY MARKET FUNDS

CASH MANAGEMENT

GOVERNMENT

INVESTMENT GRADE

FUND FOR INCOME

ANNUAL REPORT
September 30, 2001


Bond Market Overview
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

We are pleased to present this Bond Market Overview of the annual reports for the First Investors taxable bond and money market funds for the fiscal year ended September 30, 2001.

The primary factors that influenced the bond market and performance of all of the taxable bond funds were the weak economy, the low rate of inflation and the easing of monetary policy by the Federal Reserve (the "Fed").

After many years of solid growth, the economy weakened throughout the review period. The gross domestic product (GDP) declined from 1.9% annualized growth in the fourth quarter of 2000 to negative growth in the third quarter of 2001. During that time period, the unemployment rate rose from 3.9% to 4.9%. Some of the root causes for the slowdown included an inventory correction in the manufacturing sector, the stock market decline, high oil prices, and the Fed's tight monetary policy from mid-1999 to mid-2000. For much of the past 12 months, consumers were the mainstay of the economy, helping to keep it out of recession. However, already fragile confidence was shattered by the terrorist attacks of September 11th, pushing the economy into recession.

Despite higher energy prices, inflation remained benign during the past 12 months. The consumer price index, the leading gauge of inflation, fell from 3.5% to 2.6% as the economy weakened. The low level of inflation allowed the Fed to respond quickly to signs of economic weakness.

In an attempt to revive the economy, the Fed initiated a very aggressive easing of monetary policy beginning in January. Nine federal funds rate cuts totaling 400 basis points (4.0 percentage points) dropped the benchmark federal funds rate to 2.5%, its lowest level in 39 years. Additional reductions are likely over the remainder of this year.

The federal government also pursued an aggressive fiscal policy throughout 2001. Congress passed President Bush's $1.35 trillion 10-year tax relief plan in the second quarter of 2001. The legislation phases in lower marginal rates for individuals, expands the child tax credit, eliminates the marriage penalty and will lead to the repeal of the estate tax. It also provided $30 billion in rebates to taxpayers in the third quarter.


Bond Market Overview (continued)
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS INVESTMENT GRADE FUND
FIRST INVESTORS FUND FOR INCOME, INC.

In the wake of the terrorist attacks on September 11th, U.S. officials acted swiftly to limit the impact on the economy. Congress immediately appropriated $40 billion for emergency spending, and will likely approve an additional stimulus package of as much as $100 billion in spending and tax cuts later this fall.

Interest rates fell substantially over the past 12 months due to the weak economy, the Fed's easing and the terrorist attacks. The yield curve steepened, as short-term rates fell more than long-term rates. During the reporting period, the 2-year Treasury note yield fell from 5.98% to 2.85%, while the 10-year Treasury note yield fell from 5.8% to 4.59%.

Most sectors of the bond market posted very strong returns, with the Lehman Aggregate Bond Market Index up 12.95% for the period. Among the sectors of the bond market, U.S. government securities provided the highest returns, with the Lehman U.S. Treasury Bond Index up 12.94% for the period. Treasury securities benefited from their relative scarcity due to the U.S. budget surplus, and from the fact that they carry the highest possible credit quality. Investment grade corporate bonds also posted high returns, as the Lehman Corporate Bond Index increased 12.76% for the past twelve months. Investment grade corporate bonds benefited from their high yields relative to Treasuries, particularly during the first quarter of 2001. However, the sector slightly lagged behind Treasuries due to concerns about the economy in the third quarter. Mortgage-backed bonds also had a good year, as the Lehman Mortgage-Backed Bond Index rose 12.34% for the period. This sector benefited from high credit quality and high yields compared to Treasuries. High yield corporate bonds lagged behind other sectors, with the Lehman High Yield Index down 5.69% over the past twelve months. Performance was hampered by the weak economy and rising high yield bond default rates.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our clients to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging."


It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
First Investors Management Company, Inc.

October 31, 2001

* There are a variety of risks associated with investing in mutual funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.


Portfolio Manager's Letter
FIRST INVESTORS CASH MANAGEMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Cash Management Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was 4.6% for Class A shares and 3.9% for Class B shares. The Fund maintained a $1.00 net asset value for each class of shares throughout the year.

The primary factors that drove the Fund's performance during the fiscal year were the slowing economy and the low interest rate environment.

Short-term interest rates declined steadily through the first nine months of 2001 as the Federal Reserve (the "Fed") repeatedly lowered the target federal funds rate in an effort to keep the economy from stalling. This rate, which is the key tool that the Fed employs to fight inflation or spur the economy, was lowered by 3.50 percentage points through the first three quarters of 2001. The Fed has lowered rates further since the end of September and it is expected to lower rates again in the near future.

These reductions in short-term rates were made against a backdrop of a slowing manufacturing sector, higher oil prices, and a declining stock market. Weakness in the manufacturing sector has manifested itself in a weakening employment picture. The consumer, which had been a pillar of strength in our economic expansion, has begun to exhibit signs of stress, as illustrated by declining consumer confidence. The weakening employment picture, relatively high consumer debt levels and uncertainty caused by the terrorist attacks of September 11th have driven the consumer to retrench, which will likely exacerbate the weakness in the economy.

The Fund's objective is to realize as high a return as possible, consistent with preservation of capital and maintenance of liquidity. As the economy has weakened, some issuers of commercial paper saw their credit ratings decline; others faced the risk of a decline in their credit ratings. This caused your Fund to increase its scrutiny of credit risk and to allocate more of its portfolio to short-term government securities. At the end of September, approximately 44% of the First Investors Cash Management Fund was invested in U.S. government or agency securities. The Fund also invested a large portion of its assets in high quality commercial paper. Lastly, the Fund effectively used corporate bonds and notes, in addition to floating rate and callable securities, to gain incremental return.

While the returns offered by money market funds are typically lower than returns offered by other types of mutual funds, they also generally entail lower risk. Investors often invest in money market funds when other financial markets are experiencing volatile times. Other key attractions to money market funds are liquidity, easy access to account information, generally free check-writing privileges and a return that is comparable to that available on most bank savings and checking accounts. These characteristics have made money market funds popular, and explain why assets in this sector have increased sharply over the years.

Although money market funds are relatively conservative vehicles, there can be no assurance that they will be able to maintain a stable net asset value of $1.00 per share. Money market mutual funds are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund will continue to purchase only those securities considered at the time of purchase to present minimal credit risk to its shareholders. In addition, the Fund is likely to maintain a large portion of its assets in U.S. government and agency securities, while maintaining a weighted average maturity that is slightly longer than that of its peers.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/  MICHAEL J. O'KEEFE

Michael J. O'Keefe
Vice President
and Portfolio Manager

October 31, 2001


Portfolio of Investments
FIRST INVESTORS CASH MANAGEMENT FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                       Interest                  $10,000 of
     Amount   Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE NOTES--49.5%
   $10,000M   Coca-Cola Co., 11/8/01                                                  2.78%     $9,970,626        $479
    10,000M   DuPont (E.I.) de Nemours & Co., 10/2/01                                 2.90       9,999,194         480
     8,000M   General Electric Capital Corp., 10/9/01                                 3.50       7,993,762         383
    10,000M   Idaho Power Co., 10/10/01                                               2.40       9,993,995         480
     6,000M   Illinois Tool Works, Inc., 10/10/01                                     3.40       5,994,891         288
     8,500M   McGraw-Hill Companies, Inc., 10/17/01                                   3.45       8,486,937         406
     1,575M   Merrill Lynch & Co., Inc., 1/15/02                                      3.49       1,584,525          76
     9,867M   National Rural Utilities Cooperative
              Finance Corp., 10/12/01                                                 3.49       9,856,452         473
       950M   New England Telephone &
              Telegraph Co., 7/1/02                                                   4.60         950,000          46
     6,000M   Paccar Financial Corp., 10/19/01                                        2.50       5,992,495         288
     3,600M   Paccar Financial Corp., 1/15/02                                         4.60       3,613,133         173
     1,748M   Pfizer, Inc., 10/22/01                                                  2.47       1,745,479          84
     4,200M   Pitney Bowes, Inc., 10/3/01                                             2.35       4,199,451         202
    10,000M   Texaco, Inc., 10/4/01                                                   3.49       9,997,079         480
     7,000M   Union Electric Co., 10/12/01                                            3.00       6,993,576         336
     2,890M   Verizon Network Funding Co., 10/18/01                                   3.40       2,885,351         139
     1,826M   Verizon Network Funding Co., 10/25/01                                   2.60       1,822,832          88
     1,000M   Wal-Mart Stores, Inc., 5/15/02                                          3.49       1,024,482          49
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Notes (cost $103,104,260)                                             103,104,260       4,950
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--35.9%
              Fannie Mae:
     1,200M     10/15/01                                                              3.60       1,201,245          58
     2,060M     10/15/01                                                              5.29       2,059,472          99
       700M     11/29/01                                                              5.25         701,091          34
     2,000M     2/20/02                                                               3.37       1,973,285          95
     2,301M     4/15/02                                                               3.72       2,335,795         112
              Federal Farm Credit Bank:
     4,200M     12/3/01                                                               3.55       4,201,094         202
     2,000M     1/14/02                                                               3.55       2,007,751          96
     1,250M     2/1/02                                                                4.38       1,258,936          60
              Federal Home Loan Bank:
     1,000M     10/3/01                                                               3.57       1,000,155          48
     1,030M     11/21/01                                                              4.80       1,031,783          50
     1,100M     1/8/02                                                                4.60       1,101,142          53
     3,000M     2/7/02                                                                4.75       3,000,963         144
       705M     2/15/02                                                               4.96         709,579          34
     1,050M     2/19/02                                                               3.47       1,056,335          51
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                       Interest                  $10,000 of
     Amount   Security                                                                Rate*          Value  Net Assets
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
              Federal Home Loan Bank (continued):
    $3,000M     2/26/02                                                               3.35%     $3,020,115        $145
     2,795M     4/25/02                                                               3.37       2,823,527         136
     3,980M     6/6/02                                                                4.02       3,978,237         191
     2,000M     6/7/02                                                                4.17       1,999,563          96
     5,700M     7/3/02                                                                3.82       5,700,000         274
     1,850M     7/18/02                                                               3.46       1,899,054          91
     5,000M     7/18/02                                                               3.81       5,000,000         240
     1,300M     8/28/02                                                               3.58       1,299,913          62
     8,100M     8/28/02                                                               3.62       8,100,000         389
     5,800M     9/26/02                                                               3.62       5,800,000         277
              Freddie Mac:
     9,100M     10/16/01                                                              2.82       9,089,486         436
     2,427M     5/15/02                                                               3.50       2,456,184         118
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations
(cost $74,804,705)                                                                              74,804,705       3,591
----------------------------------------------------------------------------------------------------------------------
              FLOATING RATE NOTES--11.7%
              Fannie Mae:
     5,200M     7/24/02                                                               2.73       5,200,662         250
     7,750M     9/16/02                                                               3.05       7,747,031         372
     3,000M   Merrill Lynch & Co., Inc., 1/28/02                                      3.75       3,000,377         144
     8,500M   Sallie Mae, 10/18/01                                                    2.93       8,500,120         408
----------------------------------------------------------------------------------------------------------------------
Total Value of Floating Rate Notes (cost $24,448,190)                                           24,448,190       1,174
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--1.4%
     3,000M   U.S. Treasury Bills, 11/1/01
              (cost $2,991,035)                                                       3.45       2,991,035         144
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $205,348,190) +                                      98.5%    205,348,190       9,859
Other Assets, Less Liabilities                                                         1.5       2,947,177         141
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $208,295,367     $10,000
======================================================================================================================

* The interest rates shown for the corporate notes, U.S. Government agency obligations and U.S. Government obligations are the effective rates at the time of purchase by the Fund. The interest rates shown on the floating rate notes are adjusted periodically and are the rates in effect at September 30, 2001.

+ Aggregate cost for federal income tax purposes is the same.

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GOVERNMENT FUND, INC.

Dear Investor:

We are pleased to present the annual report for the First Investors Government Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was 10.5% for Class A shares and 9.8% for Class B shares, compared to a return of 11.4% for the Lipper Government National Mortgage Association (GNMA) fund group. During the period, the Fund declared dividends from net investment income of 64.8 cents per share on Class A shares and 56.4 cents per share on Class B shares.

The Government Fund invests primarily in Government National Mortgage Association (GNMA) mortgage-backed bonds ("Ginnie Maes"). The primary factors that drove the Fund's performance during the reporting period were the general decline in interest rates, steepening of the Treasury yield curve and the increase in prepayments on mortgage-backed securities due to refinancing activity.

Mortgage-backed bond yields declined substantially during the review period, with the yield on current coupon mortgage-backed bonds falling approximately 150 basis points (1.5 percentage points). The effective 30-year mortgage rate ended the review period at 6.55%, the second lowest level in 35 years.

Prepayment activity was at a high level throughout most of the review period as homeowners took advantage of falling rates and rising home prices to refinance mortgages and tap equity in homes through "cash-out" refinancings. Despite the high prepayment levels, mortgage-backed bonds performed well due to several factors. Their high credit quality (particularly Ginnie Maes which are backed by the full faith and credit of the U.S. government) made them desirable in a weak economy. Also, mortgage-backed bonds offered high yields relative to Treasury securities. In addition, the steep yield curve made the relatively high yields on mortgage-backed securities look particularly attractive to investors compared to both Treasury securities and low short-term interest rates.

The Fund's strategy focused on managing interest rate risk and prepayment risk. Interest rate risk (the risk that a bond's value will decline in response to an increase in interest rates) was managed by varying the amount of the Fund's assets that were invested in Treasury securities (generally 5%-10% of the Fund's assets), as well as by adjusting the average maturity of the Fund's Treasury securities. Prepayment risk (the risk that mortgages will be prepaid and the proceeds reinvested in lower-yielding securities) was managed by reducing the average coupon rate of mortgage-backed holdings.


Specifically, in the fourth quarter of 2000, the Fund sold two-thirds of its position in Fannie Mae mortgage-backed bonds with an 8% coupon rate (the Fund's highest coupon holding and therefore the most sensitive to prepayment risk) and bought Ginnie Maes with a 7% coupon rate. This shift, which represented 8% of the Fund's assets, reduced the Fund's prepayment risk and increased the potential for price appreciation. In anticipation of further declines in interest rates, the Fund swapped mortgage-backed bonds for 10-year Treasury notes in the first quarter. This move represented 4% of the Fund's assets. Also, the Fund increased its holdings of Ginnie Maes with relatively low 61/2% coupon rates from approximately 8% of assets to 18% in the second quarter. While the Fund generally benefited from these moves, returns would have been higher with greater exposure to the Treasury market and better timing with respect to Treasury transactions.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

October 31, 2001
 Cumulative Performance Information
FIRST INVESTORS GOVERNMENT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Government Fund, Inc. (Class A shares), the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index.

GOVERNMENT GRAPH PLOTS
As of September 30, 2001

                                                 SALOMON
        FIRST INVESTORS          SALOMON        TREASURY/
        GOVERNMENT FUND         MORTGAGE      GOVERNMENT
DEC 1991        $ 9,375          $10,000         $10,000
DEC 1992          9,932           10,737          10,720
DEC 1993         10,328           11,493          11,865
DEC 1994          9,995           11,329          11,465
DEC 1995         11,492           13,228          13,575
DEC 1996         11,896           13,937          13,974
DEC 1997         12,895           15,229          15,322
SEP 1998         13,696           16,155          16,844
SEP 1999         13,691           16,545          16,556
SEP 2000         14,604           17,776          17,739
SEP 2001         16,151           19,964          20,086

                                 Average Annual Total Returns*
Class A Shares               N.A.V. Only         S.E.C. Standardized
  One Year                     10.49%                   3.58%
  Five Years                    6.89%                   5.51%
  Ten Years                     6.14%                   5.45%
  S.E.C. 30-Day Yield                      4.99%
Class B Shares
  One Year                      9.77%                   5.77%
  Five Years                    6.12%                   5.80%
  Since Inception
  (1/12/95)                     6.60%                   6.60%
  S.E.C. 30-Day Yield                      4.58%

The graph compares a $10,000 investment in the First Investors Government Fund, Inc. (Class A shares) beginning 12/31/91 with theoretical investments in the Salomon Brothers Mortgage Index and the Salomon Brothers Treasury/Government Sponsored Index. The Salomon Brothers Mortgage Index is a market capitalization weighted index that consists of all agency pass-throughs and FHA and GNMA project notes. The Salomon Brothers Treasury/Government Sponsored Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies. Every issue included in the Indices is trader-priced, and the Indices follow consistent and realistic availability limits, including only those securities with sufficient amounts outstanding. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 3.14%, 5.12% and 5.15%, respectively, and the S.E.C. 30-Day Yield for September 2001 would have been 4.56%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 5.33%, 5.41% and 6.22%, respectively, and the S.E.C. 30-Day Yield for September 2001 would have been 4.12%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Salomon Brothers Mortgage Index and Salomon Brothers Treasury/Government Sponsored Index figures from Salomon Brothers and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS GOVERNMENT FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------

              MORTGAGE-BACKED CERTIFICATES--87.4%
              Federal National Mortgage Association--3.6%
    $4,864M   8%, 9/1/2027                                                                      $5,147,301        $359
              Government National Mortgage Association I
              Program--53.8%
    24,894M   6.5%, 8/15/2028-6/15/2031                                                         25,464,942       1,777
    27,715M   7%, 7/15/2027-12/15/2030                                                          28,750,486       2,007
    13,750M   7.5%, 9/15/2029-1/15/2030                                                         14,349,535       1,001
     8,066M   8%, 4/15/2030-6/15/2030                                                            8,477,932         592
              Government National Mortgage Association II
              Program--30.0%
    32,413M   7%, 6/20/2023-10/20/2029                                                          33,602,954       2,345
     8,933M   7.5%, 12/20/2022-10/20/2023                                                        9,354,254         653
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $120,697,477)                                125,147,404       8,734
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--7.9%
    11,000M   U.S. Treasury Notes, 5%, 2/15/2011
              (cost $11,037,337)                                                                11,313,247         790
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--3.8%
     5,500M   Dow Chemical Co., 3.1%, 10/2/2001
              (cost $5,498,579)                                                                  5,498,579         384
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $137,233,393)                                        99.1%    141,959,230       9,908
Other Assets, Less Liabilities                                                          .9       1,321,986          92
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $143,281,216     $10,000
======================================================================================================================

See notes to financial statements



Portfolio Managers' Letter
FIRST INVESTORS INVESTMENT GRADE FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Investment Grade Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was 10.9% for Class A shares and 10.2% for Class B shares, compared to a return of 10.0% for the Lipper Corporate Debt BBB Rated fund group. During the period, the Fund declared dividends from net investment income of 62.6 cents per share on Class A shares and 55.7 cents per share on Class B shares.

Your Fund's performance was driven mainly by macroeconomic events that affected the investment grade bond market. Autumn of 2000 found the bond market, as well as the economy as a whole, making a major transition toward a path of faltering economic growth. The election year had capped off several years of robust non-inflationary growth, driven by extraordinary growth in productivity. Earlier in 2000, the Federal Reserve (the "Fed") had stepped on the monetary brakes to contain the heated rate of growth, and to guard against inflation. This resulted in an inverted yield curve that was evident through much of that year. By the last quarter of 2000, the Fed's tight monetary policy had its intended effect, but also threatened to bring growth to a halt. As this risk became apparent, markets anticipated a change in Fed policy, from one of restraint to monetary easing in order to spur the economy forward. As 2000 ended, the combination of high Treasury rates and very wide credit spreads sowed the seeds for unusually strong corporate bond market performance in 2001.

As 2001 began, the Fed surprised the markets with an inter-meeting reduction of the benchmark federal funds rate. Heartened by the Fed's action, fixed income investors reallocated their portfolios as they sold Treasuries to buy corporate issues. The Fed left no doubt about its objective as it repeatedly cut rates during the first and second quarters of 2001. International investor asset reallocations also created a large incremental demand for U.S. corporate bonds. Very heavy corporate bond demand spurred issuance, so that as of mid-year 2001 issuance almost equaled the total of all of 2000. Thus, corporate bond performance benefited from the combination of a Treasury rally and dramatic spread tightening. Further, the market exhibited notable bullish characteristics: bonds rated BBB outperformed higher ratings categories, long-term issues outperformed intermediate and short-term issues, and several cyclical sectors did well despite a slowdown in manufacturing activity.

The third quarter of 2001 was also transitional as expectations of a "V-shaped" recovery gave way to genuine concern about the economy. The debate grew between those who believed the economy had entered a recession and those who still saw evidence of sustainable growth.


However, everything changed after September 11th, as the economy slipped into a recession. Several industries (such as automotive, chemicals, airlines, basic industrials, cyclicals, media and advertising) suffered immediate downturns. Corporate bond spreads in general widened as the quarter came to an end.

During this period of high volatility, the Fund added to or established positions in the debt securities of companies that should be resilient in a weaker economy. These include firms in the banking, food retailing, commercial real estate, utilities and energy sectors. Although competition remains intense in the telecommunications industry, the Fund has held, and even added to, major established companies whose bonds have become more attractive.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ GEORGE V. GANTER

George V. Ganter
Vice President
and Co-Portfolio Manager

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS INVESTMENT GRADE FUND

Comparison of change in value of $10,000 investment in the First
Investors Investment Grade Fund (Class A shares) and the Lehman Brothers U.S. Credit Index.

INVESTMENT GRADE GRAPH PLOTS
As of September 30, 2001

             FIRST INVESTORS     LEHMAN BROTHERS
       INVESTMENT GRADE FUND   U.S. CREDIT INDEX
DEC 91             $ 9,375               $10,000
DEC 92              10,107                10,869
DEC 93              11,301                12,191
DEC 94              10,779                11,712
DEC 95              12,870               14,317
DEC 96              13,178                14,787
DEC 97              14,382                16,300
SEP 98              15,663                17,591
SEP 99              15,151                17,344
SEP 00              15,980                18,357
SEP 01              17,745                20,700

                              Average Annual Total Return*
Class A Shares          N.A.V. Only        S.E.C. Standardized
  One Year                10.93%                   3.95%
  Five Years               6.70%                   5.32%
  Ten Years                7.16%                   6.48%
  S.E.C. 30-Day Yield                 4.80%
Class B Shares
  One Year                10.15%                   6.15%
  Five Years               5.98%                   5.67%
  Since Inception
  (1/12/95)                6.88%                   6.88%
  S.E.C. 30-Day Yield                 4.37%

The graph compares a $10,000 investment in the First Investors Investment Grade Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Credit Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues have at least one year to maturity and an outstanding par value of at least $150 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 3.60%, 4.97% and 5.92%, respectively, and the S.E.C. 30-Day Yield for September 2001 would have been 4.59%. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 5.75%, 5.28% and 6.47%, respectively, and the S.E.C. 30-Day Yield for September 2001 would have been 4.21%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Credit Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--86.4%
              Aerospace/Defense--1.9%
      $700M   Honeywell International, Inc., 6.875%, 2005                                         $739,451         $95
       700M   Precision Castparts Corp., 8.75%, 2005                                               758,218          97
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,497,669         192
----------------------------------------------------------------------------------------------------------------------
              Automotive--4.5%
       750M   DaimlerChrysler NA Holdings Corp., 8%, 2010                                          796,310         102
       800M   Goodyear Tire & Rubber Co., 8.5%, 2007                                               829,674         106
       500M   Lear Corp., 7.96%, 2005                                                              493,601          63
       730M   Navistar International Corp., 8%, 2008                                               638,750          82
       700M   Visteon Corp., 8.25%, 2010                                                           749,818          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,508,153         449
----------------------------------------------------------------------------------------------------------------------
              Chemicals--2.8%
       750M   Du Pont (E.I.) de Nemours & Co., 8.125%, 2004                                        827,879         106
       700M   Lubrizol Corp., 7.25%, 2025                                                          665,455          85
       730M   PPG Industries, Inc., 7.4%, 2019                                                     713,330          91
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,206,664         282
----------------------------------------------------------------------------------------------------------------------
              Durable Goods Manufacturing--1.1%
       800M   United Technologies Corp., 7.125%, 2010                                              857,479         110
----------------------------------------------------------------------------------------------------------------------
              Energy--6.7%
       700M   Baroid Corp., 8%, 2003                                                               744,514          95
       500M   Mobil Corp., 8.625%, 2021                                                            613,616          79
       750M   Phillips Petroleum Co., 7.2%, 2023                                                   701,185          90
       700M   Repsol International Finance, 7.45%, 2005                                            755,775          97
       975M   Sunoco, Inc., 9.375%, 2016                                                         1,112,692         142
       800M   Texaco Capital, Inc., 8.25%, 2006                                                    918,114         117
       400M   Veritas DGC, Inc., 9.75%, 2003                                                       406,500          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,252,396         672
----------------------------------------------------------------------------------------------------------------------
              Entertainment/Leisure--2.5%
       350M   Time Warner, Inc., 6.875%, 2018                                                      330,159          42
       775M   Viacom, Inc., 7.75%, 2005                                                            849,119         109
       700M   Walt Disney Co., 7.3%, 2005                                                          752,267          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,931,545         247
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Financial--12.8%
      $775M   Aetna, Inc., 7.875%, 2011                                                           $776,186         $99
       750M   Bank of America Corp., 7.8%, 2010                                                    837,039         107
       700M   Bank One Corp., 7.875%, 2010                                                         785,492         100
       200M   BB&T Corp., 6.375%, 2005                                                             208,263          27
       500M   BB&T Corp., 6.5%, 2011                                                               509,057          65
       700M   Chase Manhattan Corp., 7.875%, 2010                                                  788,071         101
       800M   Citicorp, 8%, 2003                                                                   849,338         109
       750M   ERAC USA Finance Enterprise Co., 9.125%, 2004 +                                      837,177         107
       800M   First Union Corp., 7.7%, 2005                                                        873,846         112
     1,000M   Fleet Capital Trust II, 7.92%, 2026                                                1,015,741         130
       775M   Huntington National Bank, 8%, 2010                                                   844,408         108
       750M   Republic NY Corp., 7.75%, 2009                                                       825,851         106
       775M   Washington Mutual, Inc., 8.25%, 2010                                                 876,155         112
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,026,624       1,283
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--4.0%
       750M   Anheuser-Busch Companies, Inc., 7%, 2005                                             780,731         100
       750M   Coca-Cola Enterprises, Inc., 7.125%, 2009                                            812,166         104
       700M   Hershey Foods Corp., 6.7%, 2005                                                      748,399          96
       725M   Pepsi Bottling Group, Inc., 7%, 2029                                                 750,699          96
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,091,995         396
----------------------------------------------------------------------------------------------------------------------
              Gaming/Lodging--.9%
       750M   MGM Mirage, Inc., 8.5%, 2010                                                         724,613          93
----------------------------------------------------------------------------------------------------------------------
              Healthcare--2.1%
       775M   Columbia/HCA Healthcare, Inc., 7.5%, 2023                                            710,534          91
       750M   Tenet Healthcare Corp., 9.25%, 2010                                                  888,750         114
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,599,284         205
----------------------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--4.4%
       750M   Ford Motor Credit Co., 7.5%, 2005                                                    797,082         102
       700M   General Electric Capital Corp., 7.875%, 2006                                         800,064         102
       700M   General Electric Capital Corp., 8.5%, 2008                                           825,728         106
     1,000M   General Motors Acceptance Corp., 7.75%, 2010                                       1,046,721         134
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,469,595         444
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media (Cable TV/Broadcasting)--3.0%
      $700M   Comcast Cable Communications, Inc.,
              8.375%, 2007 +                                                                      $780,750        $100
       890M   Cox Enterprises, Inc., 8%, 2007 +                                                    964,243         124
       700M   PanAmSat Corp., 6.375%, 2008                                                         603,782          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,348,775         301
----------------------------------------------------------------------------------------------------------------------
              Media (Other)--2.7%
       500M   Houghton Mifflin Co., 7.2%, 2011                                                     490,201          63
       700M   New York Times Co., Inc., 7.625%, 2005                                               767,915          98
       750M   News America Holdings, Inc., 8.5%, 2005                                              819,514         105
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,077,630         266
----------------------------------------------------------------------------------------------------------------------
              Mining/Metals--1.9%
       700M   Hanson PLC, 7.875%, 2010                                                             757,435          97
       700M   Thiokol Corp., 6.625%, 2008                                                          729,951          93
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,487,386         190
----------------------------------------------------------------------------------------------------------------------
              Paper/Forest Products--1.0%
       700M   International Paper Co., 8.125%, 2005                                                763,125          98
----------------------------------------------------------------------------------------------------------------------
              Real Estate--4.0%
       800M   EOP Operating LP, 8.1%, 2010                                                         881,155         113
     1,000M   Mack-Cali Realty LP, 7.75%, 2011                                                   1,056,735         135
     1,150M   Simon Property Group, Inc., 7.875%, 2016 +                                         1,226,833         157
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,164,723         405
----------------------------------------------------------------------------------------------------------------------
              Retail - Food/Drug--1.8%
       700M   Kroger Co., 7%, 2018                                                                 682,501          87
       650M   Safeway, Inc., 7.25%, 2004                                                           699,780          90
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,382,281         177
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--2.9%
       700M   Federated Department Stores, Inc., 7.45%, 2017                                       659,013          84
       750M   Target Corp., 7.5%, 2010                                                             828,817         106
       700M   Wal-Mart Stores, Inc., 8%, 2006                                                      795,397         102
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,283,227         292
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS INVESTMENT GRADE FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Services--1.0%
      $750M   Allied Waste NA, Inc., 8.875%, 2008 +                                               $768,750         $98
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--8.7%
       700M   Deutsche Telekom AG, 8%, 2010                                                        758,885          97
       725M   Global Crossing Holding, Ltd., 9.125%, 2006                                          315,375          40
       700M   GTE Corp., 7.9%, 2027                                                                705,287          90
       725M   MetroNet Communications Corp., 0%-9.95%, 2008                                        246,609          32
       600M   Pacific Bell Telephone Co., 7%, 2004                                                 644,075          82
       950M   Qwest Capital Funding, Inc., 7.9%, 2010                                            1,002,096         128
       725M   Sprint Capital Corp., 6.375%, 2009                                                   714,411          91
       500M   Verizon Global Funding Corp., 6.75%, 2005 +                                          532,970          68
       750M   Vodafone AirTouch PLC, 7.75%, 2010                                                   821,993         105
       975M   WorldCom, Inc., 8.25%, 2010                                                        1,043,019         133
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,784,720         866
----------------------------------------------------------------------------------------------------------------------
              Transportation--6.1%
       725M   Burlington Northern Santa Fe Corp., 7.875%, 2007                                     803,834         103
       810M   Canadian National Railway Co., 6.45%, 2006                                           854,625         109
       938M   Continental Airlines, Inc., 8.388%, 2020                                             902,214         116
       550M   Eletson Holdings, Inc., 9.25%, 2003                                                  541,750          69
       700M   Norfolk Southern Corp., 7.35%, 2007                                                  759,933          97
       698M   NWA Trust, 10.23%, 2012                                                              628,574          81
       300M   Union Pacific Railroad, 7.28%, 2011                                                  307,732          39
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,798,662         614
----------------------------------------------------------------------------------------------------------------------
              Utilities--9.6%
       700M   Columbia Energy Group, 6.8%, 2005                                                    740,457          95
       735M   Consumers Energy Co., 6.375%, 2008                                                   737,775          94
     1,000M   DPL, Inc., 6.875%, 2011                                                            1,015,295         130
       900M   El Paso Energy Corp., 7.375%, 2012                                                   925,264         118
       700M   Enron Corp., 7.125%, 2007                                                            741,049          95
       547M   Niagara Mohawk Holdings, Inc., 7.625%, 2005                                          587,742          75
       725M   Northwestern Public Service Co., 7.1%, 2005                                          778,299         100
       215M   Old Dominion Electric Cooperative, 7.97%, 2002                                       220,643          28
       750M   PP&L Capital Funding, Inc., 8.375%, 2007                                             833,149         107
       775M   PSI Energy, Inc., 8.85%, 2022                                                        904,085         116
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,483,758         958
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $65,884,556)                                               67,509,054       8,638
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS--1.0%
              Housing
      $800M   Virginia State Housing Development Authority,
              6.51%, 2019 (cost $692,706)                                                         $784,000        $100
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--4.3%
     1,000M   U.S. Treasury Notes, 7.875%, 2004                                                  1,130,899         145
     2,000M   U.S. Treasury Notes, 6.625%, 2007                                                  2,251,876         288
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $3,091,953)                                     3,382,775         433
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--6.6%
     4,650M   Dow Chemical Co., 3.1%, 10/2/01                                                    4,648,798         595
       500M   New York Times Co., Inc., 3.15%, 10/3/01                                             499,825          64
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $5,148,623)                                      5,148,623         659
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $74,817,838)                                         98.3%     76,824,452       9,830
Other Assets, Less Liabilities                                                         1.7       1,331,315         170
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $78,155,767     $10,000
======================================================================================================================

+ See Note 4

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS FUND FOR INCOME, INC.

Dear Investor:

This is the annual report the First Investors Fund For Income for the period ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -10.2% for Class A shares and -10.6% for Class B shares, compared to a return of -9.2% for the Lipper High Current Yield fund group. During the period, the Fund declared dividends from net investment income of 35.3 cents per share on Class A shares and
32.9 cents per share on Class B shares.

The primary factors that drove the Fund's performance during the fiscal year were an economic slowdown, an increase in the number of defaults among high yield issuers, and a decline in both issuance and investor demand for high yield bonds following September 11th.

The past 12 months were generally a difficult time for the high yield bond market, and it underperformed all other domestic fixed income classes. Through the first eight months of 2001, the economic slowdown and fears of a full-blown recession limited corporations' ability to raise financing. As the year progressed and the Federal Reserve's rate cuts failed to halt the economic slide, the number of high yield bond defaults grew steadily, and investor sentiment shifted away from the high yield sector. Despite these negative factors, the high yield sector posted moderate returns through the end of August, outpacing the performance of stocks by a wide margin.

However, the situation worsened considerably following the tragic events of September 11th. With consumer confidence shattered, the consensus opinion was that the economy was headed for recession in the third quarter. The deluge of negative news triggered a "flight to quality," as investors shunned risk and sought out investments with high credit quality. This boosted the returns of Treasury securities and other fixed income offerings with less credit risk, while harming the performance of high yield bonds. Among high yield sectors, "higher tier" issues (those with ratings at the upper end of the speculative bond ratings scale) significantly outperformed lower tier issues.

Among the Fund's holdings, a number of higher quality holdings performed relatively well, boosting the Fund's performance. Also, recession-resistant sectors that are traditionally considered defensive, such as health care, cable television, and energy, held their ground and helped the Fund. In addition, the Fund benefited from ratings upgrades brought about by merger and acquisition activity. In particular, Conoco's acquisition of Gulf Canada helped boost the performance of the Fund.


Like its peers, the Fund was not immune to the difficulties throughout the high yield market, as several sectors and bond holdings (including those which defaulted) hurt its performance. Bonds in the telecommunications sector, especially wireline telecom issues, detracted from performance. Also, the bonds of aerospace companies with exposure to the commercial aircraft sector were substantially harmed following the events of September 11th.

In the near term, we expect a continuation of the present conditions with performance in the high yield market remaining volatile. The favorable interest rate environment and the government's fiscal stimulus actions may help rejuvenate the slumping economy sometime next year, at which point we hope to see fundamental improvement in the high yield market. As always, the Fund will remain vigilant in its research, focusing on stable and improving credits, seeking to avoid defaults, while continuing to pursue value in the high yield marketplace.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ NANCY W. JONES

Nancy W. Jones
Vice President
and Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS FUND FOR INCOME, INC.

Comparison of change in value of $10,000 investment in the First
Investors Fund For Income, Inc. (Class A shares) and the CS First Boston High Yield Index.

FUND FOR INCOME GRAPH PLOTS
As of September 30, 2001

        FIRST INVESTORS    CS FIRST BOSTON
        FUND FOR INCOME   HIGH YIELD INDEX
DEC 91          $ 9,375            $10,000
DEC 92           10,930             11,666
DEC 93           12,904             13,872
DEC 94           12,979             13,737
DEC 95           15,385             16,125
DEC 96           17,448             18,128
DEC 97           19,650             20,417
SEP 98           19,651             19,989
SEP 99           20,312             20,778
SEP 00           20,865             21,177
SEP 01           18,738             20,237

                           Average Annual Total Returns*
Class A Shares          N.A.V. Only         S.E.C. Standardized
  One Year               (10.20%)                (15.77%)
  Five Years               2.15%                   0.85%
  Ten Years                7.79%                   7.10%
  S.E.C. 30-Day Yield                 12.60%
Class B Shares
  One Year               (10.62%)                (14.19%)
  Five Years               1.46%                   1.07%
  Since Inception
  (1/12/95)                4.87%                   4.87%
  S.E.C. 30-Day Yield                 12.70%

The graph compares a $10,000 investment in the First Investors Fund For Income, Inc. (Class A shares) beginning 12/31/91 with a theoretical investment in the CS First Boston High Yield Index. The CS First Boston High Yield Index is designed to measure the performance of the high yield bond market. As of 9/30/01, the Index consisted of 1,662 different issues, most of which were cash pay, but also included in the Index were zero coupon bonds, step bonds, payment-in-kind bonds and bonds which were in default. As of 9/30/01, approximately 3.3% of the market value of the Index was in default. The bonds included in the Index had an average life of 6.7 years, an average maturity of 7.0 years, an average duration of 4.2 years and an average coupon of 9.7%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charges was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The issuers of the high yield bonds, in which the Fund primarily invests, pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. CS First Boston High Yield Index figures from CS First Boston Corporation and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--82.5%
              Aerospace/Defense--2.5%
    $3,450M   Alliant Techsystems, Inc., 8.5%, 2011 +                                           $3,553,500         $81
     2,000M   Burke Industries, Inc., 10%, 2007 ++                                                 170,000           4
     3,000M   DeCrane Aircraft Holdings, Inc., 12%, 2008                                         2,745,000          62
     1,600M   L-3 Communications Corp., 10.375%, 2007                                            1,688,000          38
     3,000M   L-3 Communications Corp., 8%, 2008                                                 3,045,000          69
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,201,500         254
----------------------------------------------------------------------------------------------------------------------
              Agricultural Products--1.3%
     6,900M   Terra Industries, Inc., 10.5%, 2005                                                5,761,500         131
----------------------------------------------------------------------------------------------------------------------
              Apparel/Textiles--.8%
     4,480M   GFSI, Inc., 9.625%, 2007                                                           3,158,400          72
     2,250M   Worldtex, Inc., 9.625%, 2007 ++                                                      236,250           5
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,394,650          77
----------------------------------------------------------------------------------------------------------------------
              Automotive--3.4%
     5,225M   Accuride Corp., 9.25%, 2008                                                        3,056,625          69
     4,075M   Cambridge Industries, Inc., 10.25%, 2007 ++                                          550,125          12
     4,800M   Collins & Aikman Products Co., 11.5%, 2006                                         4,296,000          97
     2,150M   Dana Corp., 9%, 2011 +                                                             1,941,964          44
     1,000M   Delco Remy International, Inc., 11%, 2009 +                                        1,000,000          23
     4,200M   Exide Corp., 10%, 2005                                                             2,898,000          66
     2,500M   Special Devices, Inc., 11.375%, 2008                                               1,137,500          26
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,880,214         337
----------------------------------------------------------------------------------------------------------------------
              Building Materials--1.1%
     2,500M   American Architectural Products Corp.,
              11.75%, 2007 ++                                                                      387,500           9
     4,000M   Nortek, Inc., 9.125%, 2007                                                         3,680,000          83
       750M   Nortek, Inc., 9.875%, 2011                                                           652,500          15
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,720,000         107
----------------------------------------------------------------------------------------------------------------------
              Chemicals--6.8%
     8,550M   AEP Industries, Inc., 9.875%, 2007                                                 7,566,750         172
     9,800M   Huntsman Polymers Corp., 11.75%, 2004                                              2,499,000          57
     5,350M   Hydrochem Industrial Services, Inc., 10.375%, 2007                                 3,504,250          79
     7,500M   Lyondell Chemical Co., 10.875%, 2009                                               6,168,750         140
     3,875M   Millennium America, Inc., 9.25%, 2008 +                                            3,661,875          83
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments(continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Chemicals (continued)
    $3,250M   Noveon, Inc., 11%, 2011                                                           $3,201,250         $73
     4,500M   Texas Petrochemicals Corp., 11.125%, 2006                                          3,487,500          79
----------------------------------------------------------------------------------------------------------------------
                                                                                                30,089,375         683
----------------------------------------------------------------------------------------------------------------------
              Consumer Products--2.5%
     3,420M   AKI, Inc., 10.5%, 2008                                                             3,283,200          75
     1,707M   Chattem, Inc., 8.875%, 2008                                                        1,510,695          34
     2,135M   Hines Horticulture, Inc., 12.75%, 2005                                             2,038,925          46
     4,300M   Playtex Products, Inc., 9.375%, 2011                                               4,364,500          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,197,320         254
----------------------------------------------------------------------------------------------------------------------
              Containers/Packaging--1.3%
     3,250M   Radnor Holdings Corp., 10%, 2003                                                   2,453,750          56
     3,625M   Tekni-Plex, Inc., 12.75%, 2010                                                     3,171,875          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,625,625         128
----------------------------------------------------------------------------------------------------------------------
              Durable Goods Manufacturing--.8%
     1,500M   Columbus McKinnon Corp., 8.5%, 2008                                                1,372,500          31
     2,500M   Day International Group, Inc., 11.125%, 2005                                       2,287,500          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,660,000          83
----------------------------------------------------------------------------------------------------------------------
              Energy--2.1%
     2,575M   Dresser, Inc., 9.375%, 2011 +                                                      2,575,000          58
     3,750M   Giant Industries, Inc., 9.75%, 2003                                                3,731,250          85
     3,000M   Tesoro Petroleum Corp., 9%, 2008                                                   2,805,000          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                 9,111,250         207
----------------------------------------------------------------------------------------------------------------------
              Entertainment/Leisure--1.5%
     3,890M   Carmike Cinemas, Inc., 9.375%, 2009 ++                                             2,625,750          60
     4,000M   KSL Recreation Group, Inc., 10.25%, 2007                                           3,940,000          89
     2,400M   Loews Cineplex Entertainment Corp., 8.875%, 2008 ++                                  180,000           4
     2,445M   Outboard Marine Corp., 10.75%, 2008 ++                                                    --          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,745,750         153
----------------------------------------------------------------------------------------------------------------------
              Food Service--1.2%
     5,000M   Domino's, Inc., 10.375%, 2009                                                      5,125,000         116
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--1.9%
    $5,000M   Canandaigua Brands, Inc., 8.5%, 2009                                              $5,075,000        $115
     3,500M   Di Giorgio Corp., 10%, 2007                                                        3,412,500          78
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,487,500         193
----------------------------------------------------------------------------------------------------------------------
              Gaming/Lodging--2.6%
     4,550M   Isle of Capri Casinos, Inc., 8.75%, 2009                                           4,072,250          92
     3,500M   Park Place Entertainment Corp., 9.375%, 2007                                       3,500,000          79
     4,000M   Prime Hospitality Corp., 9.25%, 2006                                               3,950,000          90
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,522,250         261
----------------------------------------------------------------------------------------------------------------------
              Healthcare--4.0%
     2,250M   ALARIS Medical Systems, Inc., 9.75%, 2006                                          1,833,750          41
     4,750M   CONMED Corp., 9%, 2008                                                             4,678,750         106
     5,200M   Fisher Scientific International, Inc., 9%, 2008                                    5,187,000         118
     4,400M   Genesis Health Ventures, Inc., 9.75%, 2005 ++                                        594,000          13
     5,750M   Integrated Health Services, Inc., 10.25%, 2006 ++                                         58          --
     1,400M   Leiner Health Products, Inc., 9.625%, 2007 ++                                        117,250           3
     2,800M   Owens & Minor, Inc., 8.5%, 2011 +                                                  2,905,000          66
     2,300M   Tenet Healthcare Corp., 8.625%, 2007                                               2,420,750          55
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,736,558         402
----------------------------------------------------------------------------------------------------------------------
              Information Technology/Office Equipment--.7%
     3,100M   ChipPac International, Ltd., 12.75%, 2009                                          2,449,000          55
     3,000M   Exodus Communications, Inc., 10.75%, 2009 ++                                         348,750           8
     4,000M   Rhythms NetConnections, Inc., 14%, 2010 ++                                           220,000           5
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,017,750          68
----------------------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--.2%
     2,600M   Finova Group, Inc., 7.5%, 2009                                                     1,020,214          23
----------------------------------------------------------------------------------------------------------------------
              Media (Cable TV/Broadcasting)--14.4%
     2,275M   Adelphia Communications Corp., 10.25%, 2011                                        1,990,625          45
     2,000M   Century Communications Corp., 9.5%, 2005                                           1,870,000          42
              Charter Communications Holdings, LLC:
     5,000M     8.625%, 2009                                                                     4,487,500         102
     1,000M     10%, 2009                                                                          967,500          22
     2,000M     10.75%, 2009                                                                     2,000,000          45
     2,000M     10.25%, 2010                                                                     1,930,000          44
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media (Cable TV/Broadcasting) (continued)
    $5,000M   Comcast United Kingdom Cable Partners, Ltd.,
              11.2%, 2007                                                                       $3,475,000         $79
     4,750M   Diamond Cable Communications PLC,
              11.75%, 2005                                                                       1,971,250          45
     7,650M   Diva Systems Corp., 0%-11.2%, 2008                                                 1,032,750          24
    15,200M   Echostar DBS, 9.375%, 2009                                                        14,934,000         339
     5,000M   LIN Holdings Corp., 0%-10%, 2008 +                                                 2,875,000          65
     6,500M   Mediacom LLC/Mediacom Capital Corp.,
              8.5%, 2008                                                                         6,305,000         143
     4,000M   Mediacom LLC/Mediacom Capital Corp.,
              7.875%, 2011                                                                       3,620,000          82
     2,000M   NTL, Inc., 11.5%, 2008                                                             1,010,000          23
     2,700M   Rogers Communications, Inc., 8.875%, 2007                                          2,713,500          62
     3,000M   Sinclair Broadcasting Group, Inc., 10%, 2005                                       2,880,000          65
     5,850M   Star Choice Communications, Inc., 13%, 2005                                        6,054,750         137
     4,300M   Young Broadcasting Corp., 10%, 2011 +                                              3,440,000          78
----------------------------------------------------------------------------------------------------------------------
                                                                                                63,556,875       1,442
----------------------------------------------------------------------------------------------------------------------
              Media (Other)--4.8%
     4,000M   Garden State Newspapers, Inc., 8.625%, 2011                                        3,360,000          76
     2,000M   Mail-Well, Inc., 5%, 2002                                                          1,822,500          41
     3,250M   Mail-Well, Inc., 8.75%, 2008                                                       2,388,750          54
     8,500M   MDC Communications Corp., 10.5%, 2006                                              6,630,000         150
     4,300M   Quebecor Media, Inc., 11.125%, 2011 +                                              4,278,500          97
     3,000M   Von Hoffman Press, Inc., 10.875%, 2007 +                                           2,805,000          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,284,750         482
----------------------------------------------------------------------------------------------------------------------
              Mining/Metals--1.9%
     2,500M   Commonwealth Aluminum Corp., 10.75%, 2006                                          2,325,000          53
     4,150M   Euramax International PLC, 11.25%, 2006                                            3,506,750          80
     3,000M   Murrin Murrin Holdings Property, Ltd.,
              9.375%, 2007                                                                       2,265,000          51
     2,000M   Renco Metals, Inc., 11.5%, 2003 ++                                                   170,000           4
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,266,750         188
----------------------------------------------------------------------------------------------------------------------
              Paper/Forest Products--6.6%
     5,950M   Packaging Corp. of America, 9.625%, 2009                                           6,307,000         143
     4,000M   Potlatch Corp., 10%, 2011 +                                                        4,060,000          92
     7,500M   Riverwood International Corp., 10.25%, 2006                                        7,575,000         172
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Paper/Forest Products (continued)
    $6,452M   S.D. Warren Co., Inc., 14%, 2006                                                  $6,984,200        $158
     4,300M   Stone Container Corp., 9.75%, 2011                                                 4,364,500          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                29,290,700         664
----------------------------------------------------------------------------------------------------------------------
              Real Estate/Construction--1.1%
     4,950M   Cathay International, Ltd., 13.5%, 2008 +                                          2,982,375          68
     2,150M   Integrated Electrical Services, Inc., 9.375%, 2009                                 1,902,750          43
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,885,125         111
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--1.8%
     4,000M   Big 5 Corp., 10.875%, 2007                                                         3,700,000          84
     4,000M   Michael's Stores, Inc., 9.25%, 2009                                                4,020,000          91
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,720,000         175
----------------------------------------------------------------------------------------------------------------------
              Services--3.8%
     7,500M   Allied Waste NA, Inc., 10%, 2009                                                   7,537,500         171
     4,300M   Encompass Services Corp., 10.5%, 2009 +                                            2,945,500          67
     1,000M   Iron Mountain, Inc., 8.625%, 2013                                                  1,015,000          23
     5,825M   Kindercare Learning Centers, Inc., 9.5%, 2009                                      5,329,875         121
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,827,875         382
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--11.3%
     6,900M   Crown Castle International Corp., 9.375%, 2011                                     5,865,000         133
     6,050M   E. Spire Communications, Inc., 13%, 2005 ++                                          756,250          17
     5,000M   Global Crossing Holding, Ltd., 9.5%, 2009                                          2,125,000          48
     3,500M   GT Group Telecom, Inc., 0%-13.25%, 2010                                              717,500          16
     4,000M   Hyperion Telecommunications, Inc., 13%, 2003                                       1,780,000          40
     2,400M   ICG Services, Inc., 0%-10%, 2008 ++                                                  204,000           5
     5,000M   Intermedia Communications, Inc., 8.5%, 2008                                        5,050,000         114
     8,000M   Level 3 Communications, Inc., 9.125%, 2008                                         3,380,000          77
     3,000M   Level 3 Communications, Inc., 0%-12.875%, 2010                                       615,000          14
     2,500M   McCaw International, Ltd., 0%-13%, 2007                                              487,500          11
     2,250M   Netia Holdings BV, 0%-11.25%, 2007                                                   168,750           4
     5,500M   Nextel Communications, Inc., 0%-9.95%, 2008                                        2,928,750          66
     7,300M   Orion Network Systems, Inc., 11.25%, 2007                                          2,664,500          60
     6,350M   Pac-West Telecommunications, Inc., 13.5%, 2009                                     1,619,250          37
     4,000M   Powertel, Inc., 11.125%, 2007                                                      4,300,000          98
     9,000M   RCN Corporation, 0%-11.125%, 2007                                                  2,115,000          48
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
  Principal                                                                                                   Invested
     Amount                                                                                                   For Each
         or                                                                                                 $10,000 of
     Shares   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              Telecommunications (continued)
      $300M   RCN Corporation, 0%-11%, 2008                                                        $67,500          $2
     4,500M   Tritel PCS, Inc., 0%-12.75%, 2009                                                  2,520,000          57
     8,000M   Triton Communications, LLC, 0%-11%, 2008                                           6,740,000         153
     5,500M   Viatel, Inc., 0%-12.5%, 2008 ++                                                       41,250           1
     4,500M   Williams Communications Group, Inc.,
              10.875%, 2009                                                                      1,890,000          43
     4,000M   Williams Communications Group, Inc.,
                   11.875%, 2010                                                                 1,680,000          38
     5,800M   World Access, Inc., 13.25%, 2008 ++                                                   87,000           2
     4,000M   Worldwide Fiber, Inc., 12%, 2009 ++                                                   30,000           1
     7,000M   XO Communications, Inc., 12.5%, 2006                                               1,505,000          34
     2,750M   XO Communications, Inc., 0%-9.45%, 2008                                              261,250           6
----------------------------------------------------------------------------------------------------------------------
                                                                                                49,598,500       1,125
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.1%
     9,250M   Eletson Holdings, Inc., 9.25%, 2003                                                9,111,250         207
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $515,788,328)                                             363,838,281       8,253
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--.4%
              Automotive--.0%
    37,387  * Safelite Glass Corp. - Class "B"                                                         374          --
     2,523  * Safelite Realty Corp.                                                                     25          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                       399          --
----------------------------------------------------------------------------------------------------------------------
              Media(Cable TV/Broadcasting)--.4%
    75,577  * Echostar Communications Corp. - Class "A"                                          1,758,677          40
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
     4,090  * Viatel, Inc.                                                                             245          --
    18,224  * World Access, Inc.                                                                       210          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                       455          --
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $1,542,267)                                                   1,759,531          40
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--5.6%
              Financial--.2%
    40,800    Astoria Financial Corp., 12%, Series "B"                                           1,050,600          24
----------------------------------------------------------------------------------------------------------------------
              Media (Cable TV/Broadcasting)--4.0%
   170,793    CSC Holdings, Inc., 11.125%, Series "M"                                           17,463,601         396
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
   Shares,                                                                                                      Amount
 Warrants,                                                                                                    Invested
  Units or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount   Security                                                                              Value    Net Assets
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--1.4%
    33,000    Global Crossing Holding, Ltd., 10.5%, PIK                                           $668,250         $15
     5,169    Intermedia Communications, Inc. 13.5%, PIK                                         5,440,109         124
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,108,359         139
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $27,652,556)                                              24,622,560         559
----------------------------------------------------------------------------------------------------------------------
              WARRANTS--.1%
              Aerospace/Defense--.0%
     3,000  * DeCrane Aircraft Holdings, Inc. (expiring 9/30/08) +                                      30          --
----------------------------------------------------------------------------------------------------------------------
              Automotive--.0%
    61,084  * Safelite Glass Corp. - Class "B" (expiring 9/29/06)                                      611          --
    91,625  * Safelite Glass Corp. - Class "A" (expiring 9/29/07)                                      916          --
----------------------------------------------------------------------------------------------------------------------
                                                                                                     1,527          --
----------------------------------------------------------------------------------------------------------------------
              Media (Cable TV/Broadcasting)--.1%
    22,950  * Diva Systems Corp. (expiring 3/1/08) +                                                   230          --
   135,486  * Star Choice Communications, Inc. (expiring 12/15/05) +                               355,651           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                   355,881           8
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--.0%
    11,500  * E. Spire Communications, Inc. (expiring 11/1/05) +                                        --          --
     3,500  * GT Group Telecom, Inc. (expiring 2/1/10) +                                            54,250           1
     3,400  * McCaw International, Ltd. (expiring 4/15/07) +                                           459          --
     5,600  * Powertel, Inc. (expiring 2/1/06)                                                     196,000           5
----------------------------------------------------------------------------------------------------------------------
                                                                                                   250,709           6
----------------------------------------------------------------------------------------------------------------------
Total Value of Warrants (cost $4,904,490)                                                          608,147          14
----------------------------------------------------------------------------------------------------------------------
              UNITS--.6%
              Mining/Metals
     2,500    Russel Metals, Inc.** (cost $2,500,000)                                            2,487,500          56
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--3.2%
    $7,500M   U.S. Treasury Notes, 7.25%, 2004                                                   8,314,746         189
     5,000M   U.S. Treasury Notes, 7%, 2006                                                      5,665,430         128
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $13,493,438)                                   13,980,176         317
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS FUND FOR INCOME, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                              Value   Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--5.1%
   $21,300M   Dow Chemical Co., 3.1%, 10/2/01                                                  $21,294,495        $483
     1,400M   New York Times Co., 3.15%, 10/3/01                                                 1,399,510          32
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $22,694,005)                                    22,694,005         515
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $588,575,084)                                        97.5%    429,990,200       9,754
Other Assets, Less Liabilities                                                         2.5      10,846,731         246
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $440,836,931     $10,000
======================================================================================================================

 + See Note 4

++ In default as to principal and/or interest payment

 * Non-income producing

** Each unit consists of one Russel Metals, Inc. $600 Principal Amount guaranteed Senior Note 10%, due 2009 and one Russel Metals, Inc. USA LLC
   $400 Principal Amount guaranteed Senior Note 10%, due 2009


See notes to financial statements


Portfolio Composition (Unaudited)
FIRST INVESTORS FUND FOR INCOME, INC.

The dollar weighted average of credit ratings of all bonds held by the Fund during the fiscal year ended September 30, 2001 and the dollar weighted average of the total of the Fund's investments in zero coupon bonds, step bonds and pay-in-kind bonds during the 2001 fiscal year, computed on a monthly basis, are set forth below. This information reflects the average composition of the Fund's assets during the 2001 fiscal year and is not necessarily representative of the Fund as of the end of its 2001 fiscal year, the current fiscal year or at any other time in the future.

--------------------------------------------------------------------
                                               Comparable Quality of
                             Rated by          Unrated Securities to
                              Moody's         Bonds Rated by Moody's
--------------------------------------------------------------------
A1                             7.36%                  0.00%
Aaa                            2.85                   0.00
Baa1                           0.71                   0.00
Baa2                           0.41                   0.00
Baa3                           0.22                   0.00
Ba1                            1.25                   0.00
Ba2                            3.71                   0.00
Ba3                            3.98                   0.00
B1                            13.28                   0.00
B2                            28.35                   0.00
B3                            23.64                   0.28
Caa1                           4.70                   0.00
Caa2                           1.76                   0.00
Caa                            0.00                   0.52
Ca                             0.80                   0.37
C                              0.52                   0.09
--------------------------------------------------------------------

Zero Coupon Bonds              6.67%
Step Bonds                     2.43%
Pay-in-kind Bonds              1.56%

See notes to financial statements



Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2001

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $205,348,190    $137,233,393     $74,817,838    $588,575,084
                                   ============    ============    ============    ============
At value (Note 1A)                 $205,348,190    $141,959,230     $76,824,452    $429,990,200
Cash                                  2,824,395         964,221       1,618,596       1,472,868
Receivables:
Interest and dividends                1,134,797         766,581       1,320,060      13,350,410
Shares sold                                  --         403,014         421,150         193,267
Investment securities sold                   --              --         887,324          20,706
Other assets                             24,200          27,482              64         232,843
                                   ------------    ------------    ------------    ------------
Total Assets                        209,331,582     144,120,528      81,071,646     445,260,294
                                   ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                                    --              --       2,449,485              --
Dividends payable                       489,445         566,272         343,165       3,244,324
Shares redeemed                         334,878         152,524          62,203         797,678
Accrued advisory fees                    86,041          64,637          34,917         262,434
Accrued expenses                        125,851          55,879          26,109         118,927
                                   ------------    ------------    ------------    ------------
Total Liabilities                     1,036,215         839,312       2,915,879       4,423,363
                                   ------------    ------------    ------------    ------------
Net Assets                         $208,295,367    $143,281,216     $78,155,767    $440,836,931
                                   ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $208,295,367    $160,458,280     $77,847,453    $642,206,432
Undistributed net investment
income                                       --          97,011          45,077          49,816
Accumulated net realized loss
on investments                               --     (21,999,912)     (1,743,377)    (42,834,433)
Net unrealized appreciation
(depreciation) in value of
investments                                  --       4,725,837       2,006,614    (158,584,884)
                                   ------------    ------------    ------------    ------------
Total                              $208,295,367    $143,281,216     $78,155,767    $440,836,931
                                   ============    ============    ============    ============
Net Assets:
Class A                            $204,021,335    $137,114,245     $64,669,545    $418,412,593
Class B                             $ 4,274,032     $ 6,166,971     $13,486,222    $ 22,424,338

Shares outstanding (Note 6):
Class A                             204,021,335      12,011,957       6,516,976     142,606,538
Class B                               4,274,032         540,588       1,358,738       7,679,567
Net asset value and
redemption price per share -
Class A                                   $1.00+         $11.41           $9.92           $2.93
                                   ============    ============    ============    ============
Maximum offering price per
share - Class A
(Net asset value/.9375)*                    N/A          $12.17          $10.58           $3.13
                                   ============    ============    ============    ============
Net asset value and offering
price per share - Class B
(Note 6)                                  $1.00          $11.41           $9.93           $2.92
                                   ============    ============    ============    ============

+ Also maximum offering price per share.

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements



Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2001

-----------------------------------------------------------------------------------------------
                                           CASH                      INVESTMENT
                                     MANAGEMENT      GOVERNMENT           GRADE          INCOME
-----------------------------------------------------------------------------------------------
Investment Income

Income:
Interest                            $10,398,203     $ 8,954,495      $4,598,069     $51,411,175
Dividends (Note 1F)                          --              --              --       2,889,152
                                   ------------    ------------    ------------    ------------
Total Income                         10,398,203       8,954,495       4,598,069      54,300,327
                                   ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                           981,352       1,315,641         469,860       3,586,675
Distribution plan expenses -
Class A                                      --         318,491         137,261       1,395,348
Distribution plan expenses -
Class B                                  22,153          39,832         100,934         229,703
Shareholder servicing costs             771,184         274,170         139,186       1,066,784
Professional fees                        36,884          35,542           6,792          63,676
Custodian fees                           45,018          17,199           7,834          43,004
Reports to shareholders                  41,097          11,135           5,322          47,930
Other expenses                           57,756          32,674          12,789          94,853
                                   ------------    ------------    ------------    ------------
Total expenses                        1,955,444       2,044,684         879,978       6,527,973
Less: Expenses waived or
assumed                                (353,458)       (552,031)       (107,528)             --
Custodian fees paid
indirectly                               (9,829)        (17,199)         (7,707)        (31,811)
                                   ------------    ------------    ------------    ------------
Net expenses                          1,592,157       1,475,454         764,743       6,496,162
                                   ------------    ------------    ------------    ------------
Net investment income                 8,806,046       7,479,041       3,833,326      47,804,165
                                   ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on Investments (Note 2):

Net realized gain (loss) on
investments                                  --         315,997        (108,970)    (23,095,097)

Net unrealized appreciation
(depreciation) of
investments                                  --       5,389,394       2,499,813     (75,721,217)
                                   ------------    ------------    ------------    ------------
Net gain (loss) on
investments                                  --       5,705,391       2,390,843     (98,816,314)
                                   ------------    ------------    ------------    ------------
Net Increase (Decrease) in
Net Assets Resulting from
Operations                          $ 8,806,046     $13,184,432      $6,224,169    $(51,012,149)
                                   ============    ============    ============    ============

See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS

---------------------------------------------------------------------------------------------------
                                          CASH MANAGEMENT                   GOVERNMENT
                                    ---------------------------     ---------------------------
Year ended September 30                    2001            2000            2001            2000
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 8,806,046     $ 9,100,796     $ 7,479,041     $ 8,091,926
Net realized gain (loss) on
investments                                  --              --         315,997      (2,538,112)
Net unrealized appreciation
(depreciation) of investments                --              --       5,389,394       2,348,645
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting from operations      8,806,046       9,100,796      13,184,432       7,902,459
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A      (8,700,064)     (8,995,339)     (7,381,919)     (7,875,175)
Net investment income - Class B        (105,982)       (105,457)       (199,583)       (157,988)
Net realized gains - Class A                 --              --              --              --
Net realized gains - Class B                 --              --              --              --
                                   ------------    ------------    ------------    ------------
Total distributions                  (8,806,046)     (9,100,796)     (7,581,502)     (8,033,163)
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold           332,059,123     313,784,842      18,477,245       6,084,542
Value of shares issued for
acquisitions**                               --              --              --              --
Reinvestment of distributions         8,868,011       8,620,002       6,073,032       6,493,800
Cost of shares redeemed            (319,046,671)  (307,626,554)     (16,562,715)    (28,907,305)
                                   ------------    ------------    ------------    ------------
                                     21,880,463      14,778,290       7,987,562     (16,328,963)
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             5,827,555       2,599,192       3,785,141         826,979
Value of shares issued for
acquisitions**                               --              --              --              --
Reinvestment of distributions           100,674         101,099         168,364         130,988
Cost of shares redeemed              (3,244,200)     (3,761,951)       (840,118)     (1,279,078)
                                   ------------    ------------    ------------    ------------
                                      2,684,029      (1,061,660)      3,113,387        (321,111)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   24,564,492      13,716,630      11,100,949     (16,650,074)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                           24,564,492      13,716,630      16,703,879     (16,780,778)
Net Assets
Beginning of year                   183,730,875     170,014,245     126,577,337     143,358,115
                                   ------------    ------------    ------------    ------------
End of year+                       $208,295,367    $183,730,875    $143,281,216    $126,577,337
                                   ============    ============    ============    ============

+ Includes undistributed net
investment income of                       $ --            $ --        $ 97,011       $ 199,472
                                   ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                332,059,123     313,784,842       1,644,025         564,840
Issued for acquisition**                     --              --              --              --
Issued for distributions
reinvested                            8,868,011       8,620,002         543,923         602,038
Redeemed                           (319,046,671)  (307,626,554)      (1,482,381)     (2,685,806)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding           21,880,463      14,778,290         705,567      (1,518,928)
                                   ============    ============    ============    ============
Class B:
Sold                                  5,827,555       2,599,192         335,940          76,637
Issued for acquisition**                     --              --              --              --
Issued for distributions
reinvested                              100,674         101,099          15,067          12,153
Redeemed                             (3,244,200)     (3,761,951)        (74,956)       (118,696)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding            2,684,029      (1,061,660)        276,051         (29,906)
                                   ============    ============    ============    ============

** See Note 7

See notes to financial statements




-----------------------------------------------------------------------------------------------
                                         INVESTMENT GRADE                      INCOME
                                    ---------------------------     ---------------------------
Year ended September 30                    2001            2000            2001            2000
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment income               $ 3,833,326     $ 3,430,836    $ 47,804,165    $ 45,497,060
Net realized gain (loss) on
investments                            (108,970)     (1,632,279)    (23,095,097)     (9,220,347)
Net unrealized appreciation
(depreciation) of investments         2,499,813         823,722     (75,721,217)    (28,176,371)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting from operations      6,224,169       2,622,279     (51,012,149)      8,100,342
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A      (3,350,816)     (2,945,542)    (49,420,898)    (46,405,355)
Net investment income - Class B        (573,815)       (410,312)     (2,277,502)     (1,812,770)
Net realized gains - Class A                 --         (19,371)             --              --
Net realized gains - Class B                 --          (2,844)             --              --
                                   ------------    ------------    ------------    ------------
Total distributions                  (3,924,631)     (3,378,069)    (51,698,400)    (48,218,125)
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            20,259,220       7,165,013      38,648,138      30,975,758
Value of shares issued for
acquisitions**                               --              --              --     174,400,627
Reinvestment of distributions         2,562,195       2,324,117      35,520,461      32,019,270
Cost of shares redeemed              (6,884,415)    (11,020,632)    (59,324,972)    (86,139,336)
                                   ------------    ------------    ------------    ------------
                                     15,937,000      (1,531,502)     14,843,627     151,256,319
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             5,725,710       2,455,564       6,996,676       7,386,450
Value of shares issued for
acquisitions**                               --              --              --       7,454,721
Reinvestment of distributions           442,030         304,845       1,220,342         936,426
Cost of shares redeemed              (1,025,592)     (1,998,830)     (4,204,651)     (4,527,291)
                                   ------------    ------------    ------------    ------------
                                      5,142,148         761,579       4,012,367      11,250,306
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   21,079,148        (769,923)     18,855,994     162,506,625
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                           23,378,686      (1,525,713)    (83,854,555)    122,388,842
Net Assets
Beginning of year                    54,777,081      56,302,794     524,691,486     402,302,644
                                   ------------    ------------    ------------    ------------
End of year+                        $78,155,767     $54,777,081    $440,836,931    $524,691,486
                                   ============    ============    ============    ============

+ Includes undistributed net
investment income of                   $ 45,077       $ 136,382        $ 49,816     $ 3,944,051
                                   ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                  2,053,092         757,808      11,664,393       8,165,881
Issued for acquisition**                     --              --              --      45,133,723
Issued for distributions
reinvested                              261,672         245,595      10,608,739       8,452,131
Redeemed                               (703,963)     (1,167,515)    (17,873,888)    (22,726,423)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding            1,610,801        (164,112)      4,399,244      39,025,312
                                   ============    ============    ============    ============
Class B:
Sold                                    579,658         260,288       2,129,621       1,950,006
Issued for acquisition**                     --              --              --       1,936,922
Issued for distributions
reinvested                               45,074          32,190         366,863         248,665
Redeemed                               (104,627)       (211,217)     (1,280,659)     (1,196,640)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding              520,105          81,261       1,215,825       2,938,953
                                   ============    ============    ============    ============


Notes to Financial Statements

1. Significant Accounting Policies--First Investors Cash Management Fund, Inc. ("Cash Management Fund"), First Investors Government Fund, Inc. ("Government Fund"), First Investors Investment Grade Fund ("Investment Grade Fund"), a series of First Investors Series Fund ("Series Fund"), and First Investors Fund For Income, Inc. ("Income Fund") are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies. Each Fund accounts separately for its assets, liabilities and operations of the Fund. Series Fund offers four additional series which are not included in this report. The objective of each Fund is as follows:

Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Investment Grade Fund seeks to generate a maximum level of income consistent with investment in investment grade debt securities.

Income Fund primarily seeks high current income and secondarily seeks capital appreciation.

A. Security Valuation--The Cash Management Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and market value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. With respect to each of the other Funds, except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available, and any other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors/Trustees.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies, and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, federal income taxes.

At September 30, 2001, capital loss carryovers were as follows:


                                         Year Capital Loss Carryovers Expire
              --------------------------------------------------------------------------------------------------------
Fund                Total           2002       2003          2004        2005         2007          2008          2009
-----------   -----------    -----------  ----------  -----------  ----------  -----------   -----------   -----------
Government    $21,939,852    $18,573,783   $     --     $ 204,508        $ --     $     --    $1,017,364   $ 2,144,197
Investment
Grade           1,715,940             --         --            --          --           --            --     1,715,940
Income         25,092,687        390,105    646,669     4,514,945   3,055,280      842,581     1,832,458    13,810,649


C. Distributions to Shareholders--The Cash Management Fund declares distributions daily and pays distributions monthly. Distributions are declared from the total of net investment income plus or minus all realized short-term gains and losses on investments. Dividends from net investment income of each of the other Funds are generally declared daily and paid monthly and distributions from net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, capital loss carryforwards and post-October capital losses.

D. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the accounting period. Actual results could differ from those estimates.

E. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund are allocated among and charged to the assets of each Fund in Series Fund on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.


Notes to Financial Statements (continued)

F. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Shares of stock received in lieu of cash dividends on certain preferred stock holdings of Income Fund are recognized as dividend income and recorded at the market value of the shares received. During the year ended September 30, 2001, Income Fund recognized $1,141,761 from these taxable "pay-in-kind" distributions. Interest income and estimated expenses are accrued daily. Bond discounts are accreted using the interest method. In order to comply with new accounting standards mandated by the latest AICPA Accounting and Auditing Guide for Audits of Investment Companies (dated December 1,
2000), both premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning October 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the funds. For the year ending September 30, 2001, the Bank of New York, custodian for the Funds, has provided total credits in the amount of $66,546 against custodian charges based on the uninvested cash balances of the Funds.

2. Security Transactions--For the year ended September 30, 2001, purchases and sales (including pay-downs on Government Fund) of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, short-term U.S. Government obligations and short-term securities) were as follows:

                                                       Long-Term U.S.
                            Securities             Government Obligations
                   -------------------------     -------------------------
                      Cost of       Proceeds        Cost of        Proceeds
Fund                Purchases     from Sales      Purchases      from Sales
----------------   ----------     ----------     ----------     ----------
Government               $ --           $ --    $80,774,843    $75,462,482
Investment Grade   28,362,685     12,393,645             --             --
Income             96,354,898     79,404,705             --             --


At September 30, 2001, aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                       Net
                                       Gross          Gross     Unrealized
                    Aggregate     Unrealized     Unrealized   Appreciation
Fund                     Cost   Appreciation   Depreciation  (Depreciation)
---------------  ------------   ------------   ------------   ------------
Government       $137,293,454     $4,665,776           $ --    $ 4,665,776
Investment Grade   74,817,838      3,455,677      1,449,063      2,006,614
Income            588,575,084      5,418,512    164,003,396   (158,584,884)

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of the Funds' investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC") its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2001, total directors/trustees fees accrued by the Funds amounted to $36,750.

The Investment Advisory Agreements provide as compensation to FIMCO an annual fee, payable monthly, at the following rates:

Cash Management Fund--.50% of the Fund's average daily net assets.

Government Fund--1% on the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has voluntarily waived 40% of the 1% annual fee on the first $200 million of Government Fund's average daily net assets for the year ended September 30, 2001.

Investment Grade Fund--.75% on the first $300 million of the Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million, and .66% on average daily assets over $750 million. FIMCO waived 20% of the .75% annual fee on the first $300 million of the Fund's average daily net assets for the year ended September 30, 2001.

Income Fund--.75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to
 .66% on average daily net assets over $750 million.


Notes to Financial Statements (continued)

For the year ended September 30, 2001, total advisory fees accrued to FIMCO by the Funds were $6,353,528 of which $619,668 was waived. In addition, FIMCO assumed $393,349 of the Cash Management, Investment Grade and Government Funds expenses.

For the year ended September 30, 2001, FIC, as underwriter, received $1,952,448 in commissions from the sale of shares of the Funds after allowing $157,446 to other dealers. Shareholder servicing costs included $1,493,071 in transfer agent fees accrued to ADM and $304,980 in IRA custodian fees accrued to FIFSB. For the year ended September 30, 2001, FIC received contingent deferred sales charges from the redemption of Class B shares of the Cash Management Fund in the amount of $49,361. In addition, Class B shares are subject to distribution plan fees which are payable monthly to FIC at the annual rate of up to 1% of the Class B shares average daily net assets.

For the year ended September 30, 2001, FIC received $22,153 in distribution plan fees from the Cash Management Fund. Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each of the other Funds is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annual basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund.

4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2001, Investment Grade Fund held six 144A securities with an aggregate value of $5,110,723 representing 6.54% of the Fund's net assets and Income Fund held nineteen 144A securities with an aggregate value of $39,434,334 representing 8.95% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. High Yield Credit Risk--The investments of Income Fund in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

6. Capital--At September 30, 2001, paid-in capital of the Cash
Management Fund amounted to $208,295,367. The Fund sells two classes of shares, Class A and Class B, each without an initial sales charge. Class B shares may only be acquired through an exchange of Class B shares from another First Investors eligible fund or through the reinvestment of dividends on Class B shares and are generally subject to a contingent deferred sales charge at the rate of 4% in the first year and declining to 0% over a six-year period, which is payable to FIC as underwriter of the Funds. Each of the other Funds also sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets to each class. Of the 5,000,000,000 shares originally authorized by the Cash Management Fund, the Fund has designated 2,500,000,000 shares as Class A and 2,500,000,000 shares as Class B. Of the 1,000,000,000 shares originally authorized by both Government Fund and Income Fund, each Fund has designated 500,000,000 shares as Class A and 500,000,000 shares as Class
B. Series Fund, of which Investment Grade Fund is a series, has established an unlimited number of shares of beneficial interest for both Class A and Class B shares.

7. Reorganizations--On March 14, 2000, the Income Fund acquired all of the net assets of the First Investors High Yield Fund, Inc. ("High Yield Fund") and the Executive Investors High Yield Fund ("Executive High Yield Fund") in connection with tax-free reorganizations that were approved by the High Yield Fund and Executive High Yield Fund shareholders. The Income Fund issued 41,380,062 Class A shares and 1,936,922 Class B shares to the High Yield Fund and 3,753,611 Class A shares to the Executive High Yield Fund in connection with the reorganizations. In return, it received net assets of $167,350,876 from the High Yield Fund (which included $21,301,059 of unrealized depreciation and $10,784,903 in accumulated net realized losses) and $14,504,472 in net assets from the Executive High Yield Fund (which included $1,748,230 in unrealized depreciation and $256,977 in accumulated net realized losses). The Income Fund's shares were issued at their current net asset values as of the date of the reorganizations. The aggregate net assets of the Income Fund, High Yield Fund and Executive High Yield Fund immediately before the acquisition were $575,064,172 consisting of Income Fund $393,208,824 ($377,900,590 Class
A and $15,308,234 Class B), High Yield Fund $167,350,876 ($159,896,155
Class A and $7,454,721 Class B) and Executive High Yield Fund $14,504,472, respectively.


Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                  Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset               Net Realized
                 Value,         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
CASH MANAGEMENT FUND
--------------------
Class A
-------
1996(a)          $ 1.00       $.048           $ --       $.048       $.048        $ --          $.048
1997(a)            1.00        .049             --        .049        .049          --           .049
1998(a)            1.00        .048             --        .048        .048          --           .048
1999(b)            1.00        .032             --        .032        .032          --           .032
2000(c)            1.00        .054             --        .054        .054          --           .054
2001(c)            1.00        .050             --        .050        .050          --           .050

Class B
-------
1996(a)            1.00        .040             --        .040        .040          --           .040
1997(a)            1.00        .041             --        .041        .041          --           .041
1998(a)            1.00        .041             --        .041        .041          --           .041
1999(b)            1.00        .027             --        .027        .027          --           .027
2000(c)            1.00        .046             --        .046        .046          --           .046
2001(c)            1.00        .040             --        .040        .040          --           .040
-----------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
Class A
-------
1996(a)          $11.31       $ .68         $ (.30)      $ .38       $ .64        $ --          $ .64
1997(a)           11.05         .69            .21         .90         .66          --            .66
1998(d)           11.29         .49            .18         .67         .47          --            .47
1999(c)           11.49         .63           (.58)        .05         .61          --            .61
2000(c)           10.93         .65            .02         .67         .66          --            .66
2001(c)           10.94         .64            .48        1.12         .65          --            .65

Class B
-------
1996(a)           11.31         .60           (.31)        .29         .56          --            .56
1997(a)           11.04         .61            .21         .82         .59          --            .59
1998(d)           11.27         .42            .19         .61         .40          --            .40
1999(c)           11.48         .54           (.57)       (.03)        .53          --            .53
2000(c)           10.92         .57            .02         .59         .58          --            .58
2001(c)           10.93         .55            .49        1.04         .56          --            .56
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
                                                   --------------------  ----------------------
               Net Asset                                            Net                     Net   Portfolio
                  Value,     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return* End of Period   Expenses      Income    Expenses      Income        Rate
                  Period       (%) (in millions)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
CASH MANAGEMEMT
---------------
Class A
-------
1996(a)           $ 1.00      4.89          $134        .70        4.78        1.19        4.29          --
1997(a)             1.00      4.98           140        .77        4.87        1.19        4.45          --
1998(a)             1.00      4.92           160        .80        5.00        1.14        4.66          --
1999(b)             1.00      3.29           158        .80+       4.33+       1.14+       3.99+         --
2000(c)             1.00      5.50           182        .80        5.36        1.08        5.08          --
2001(c)             1.00      4.63           204        .80        4.52         .99        4.33          --

Class B
-------
1996(a)             1.00      4.11            .1       1.45        4.03        1.94        3.54          --
1997(a)             1.00      4.20            .3       1.52        4.12        1.94        3.70          --
1998(a)             1.00      4.14             1       1.55        4.25        1.89        3.91          --
1999(b)             1.00      2.72             2       1.55+       3.58+       1.89+       3.24+         --
2000(c)             1.00      4.72             2       1.55        4.61        1.83        4.33          --
2001(c)             1.00      3.85             4       1.55        3.77        1.74        3.58          --
-----------------------------------------------------------------------------------------------------------
GOVERNMENT FUND
---------------
Class A
-------
1996(a)           $11.05      3.51          $187       1.39        6.15        1.64        5.90         121
1997(a)            11.29      8.40           170       1.34        6.16        1.64        5.86         134
1998(d)            11.49      6.03           161       1.28+       5.71+       1.62+       5.37+         62
1999(c)            10.93       .50           140       1.19        5.58        1.57        5.20          99
2000(c)            10.94      6.38           124       1.12        6.05        1.55        5.62          26
2001(c)            11.41     10.49           137       1.10        5.70        1.53        5.27          59

Class B
-------
1996(a)            11.04      2.73             1       2.09        5.45        2.34        5.20         121
1997(a)            11.27      7.60             2       2.04        5.46        2.34        5.16         134
1998(d)            11.48      5.54             3       1.98+       5.01+       2.32+       4.67+         62
1999(c)            10.92      (.25)            3       1.93        4.84        2.31        4.46          99
2000(c)            10.93      5.56             3       1.87        5.30        2.30        4.87          26
2001(c)            11.41      9.77             6       1.85        4.95        2.28        4.52          59
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset               Net Realized
                 Value,         Net and Unrealized  Total from         Net         Net
              Beginning  Investment Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      Income    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
Class A
-------
1996(a)          $10.34       $ .62         $ (.39)      $ .23       $ .62       $ .02         .$ .64
1997(a)            9.93         .62            .25         .87         .61         .03            .64
1998(d)           10.16         .46            .36         .82         .45          --            .45
1999(c)           10.53         .57           (.79)       (.22)        .58         .07            .65
2000(c)            9.66         .60           (.14)        .46         .58         .01            .59
2001(c)            9.53         .61            .41        1.02         .63          --            .63

Class B
-------
1996(a)           10.35         .55           (.39)        .16         .55         .02            .57
1997(a)            9.94         .55            .26         .81         .55         .03            .58
1998(d)           10.17         .41            .36         .77         .40          --            .40
1999(c)           10.54         .50           (.79)       (.29)        .51         .07            .58
2000(c)            9.67         .54           (.14)        .40         .52         .01            .53
2001(c)            9.54         .54            .41         .95         .56          --            .56
-----------------------------------------------------------------------------------------------------
INCOME FUND
-----------
Class A
-------
1996(a)          $ 4.13       $ .39          $ .14       $ .53       $ .37        $ --          $ .37
1997(a)            4.29         .38            .14         .52         .38          --            .38
1998(d)            4.43         .29           (.26)        .03         .29          --            .29
1999(c)            4.17         .40           (.27)        .13         .38          --            .38
2000(c)            3.92         .35           (.26)        .09         .38          --            .38
2001(c)            3.63         .33           (.68)       (.35)        .35          --            .35

Class B
-------
1996(a)            4.13         .38            .12         .50         .35          --            .35
1997(a)            4.28         .34            .15         .49         .35          --            .35
1998(d)            4.42         .26           (.26)         --         .26          --            .26
1999(c)            4.16         .37           (.27)        .10         .36          --            .36
2000(c)            3.90         .33           (.26)        .07         .36          --            .36
2001(c)            3.61         .31           (.67)       (.36)        .33          --            .33
-----------------------------------------------------------------------------------------------------

(a) For the calendar year ended December 31

(b) For the period January 1, 1999 to September 30, 1999

(c) For the fiscal year ended September 30

(d) For the period January 1, 1998 to September 30, 1998

  * Calculated without sales charges

  + Annualized

 ++ Net of expenses waived or assumed (Note 3).

See notes to financial statements


-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                           Ratio to Average Net
                                                   Ratio to Average Net  Assets Before Expenses
                                                               Assets++       Waived or Assumed
                                                   --------------------  ----------------------
               Net Asset                                            Net                     Net   Portfolio
                  Value,     Total    Net Assets             Investment              Investment    Turnover
                  End of   Return* End of Period   Expenses      Income    Expenses      Income        Rate
                  Period       (%) (in millions)        (%)         (%)         (%)         (%)         (%)
-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE FUND
---------------------
Class A
-------
1996(a)           $ 9.93      2.39          $ 46       1.11        5.96        1.42        5.65          22
1997(a)            10.16      9.14            45       1.11        6.18        1.43        5.86          34
1998(d)            10.53      8.29            50       1.10+       6.02+       1.40+       5.72+         49
1999(c)             9.66     (2.21)           49       1.10        5.70        1.38        5.42          18
2000(c)             9.53      5.03            47       1.10        6.36        1.35        6.11          62
2001(c)             9.92     10.93            65       1.10        6.22        1.28        6.04          21

Class B
-------
1996(a)             9.94      1.64             2       1.81        5.26        2.12        4.95          22
1997(a)            10.17      8.40             3       1.81        5.48        2.13        5.16          34
1998(d)            10.54      7.73             5       1.80+       5.32+       2.10+       5.02+         49
1999(c)             9.67     (2.90)            7       1.80        5.00        2.08        4.72          18
2000(c)             9.54      4.31             8       1.80        5.66        2.05        5.41          62
2001(c)             9.93     10.15            13       1.84        5.48        2.02        5.30          21
-----------------------------------------------------------------------------------------------------------
INCOME FUND
-----------
Class A
-------
1996(a)           $ 4.29     13.40          $432       1.16        9.27         N/A         N/A          30
1997(a)             4.43     12.62           439       1.15        8.63         N/A         N/A          45
1998(d)             4.17       .49           410       1.27+       8.68+        N/A         N/A          28
1999(c)             3.92      3.13           389       1.29        9.71         N/A         N/A          28
2000(c)             3.63      2.46           501       1.29        9.55         N/A         N/A          14
2001(c)             2.93    (10.20)          418       1.30        9.81         N/A         N/A          18

Class B
-------
1996(a)             4.28     12.51             3       1.86        8.57         N/A         N/A          30
1997(a)             4.42     11.95             6       1.85        7.93         N/A         N/A          45
1998(d)             4.16      (.06)            9       1.97+       7.98+        N/A         N/A          28
1999(c)             3.90      2.29            14       1.99        9.01         N/A         N/A          28
2000(c)             3.61      1.81            23       1.99        8.85         N/A         N/A          14
2001(c)             2.92    (10.62)           22       2.00        9.11         N/A         N/A          18
-----------------------------------------------------------------------------------------------------------



Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Cash Management Fund, Inc.
First Investors Government Fund, Inc.
First Investors Investment Grade Fund
First Investors Fund For Income, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the First Investors Cash Management Fund, Government Fund, Investment Grade Fund (a series of First Investors Series Fund), and Fund For Income as of September 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Cash Management Fund, Government Fund, Investment Grade Fund, and Fund For Income at September 30, 2001, and the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                     Tait, Weller & Baker
Philadelphia, Pennsylvania
October 31, 2001


FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS

Directors/Trustees
------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
------------------
Glenn O. Head
President

George V. Ganter
Vice President

Nancy W. Jones
Vice President

Michael J. O'Keefe
Vice President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


FIRST INVESTORS TAXABLE BOND AND MONEY MARKET FUNDS

Shareholder Information
-----------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

The Cash Management Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that the Fund will be able to do so or achieve its investment objective. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.


NOTES


NOTES


NOTES


NOTES


NOTES


NOTES